UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2006
RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-26844 (Commission File Number)	93-0945232 (IRS Employer Identification No.)

5445 NE Dawson Creek Drive Hillsboro, Oregon (Address of Principal Executive Offices)	97124 (Zip Code)
Registrant’s telephone number, including area code: (503) 615-1100
No Change
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.
     The information in this Item 2.02 and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.
     On April 27, 2006, RadiSys Corporation (the “Company”) issued a press release announcing its results for the fiscal quarter ended March 31, 2006. A copy of this press release is attached hereto as Exhibit 99.1. Additionally, on April 27, 2006, the Company held a conference call discussing its results for the first fiscal quarter ended March 31, 2006. A copy of the text of this conference call is attached hereto as Exhibit 99.2.
     In addition to disclosing financial results calculated in accordance with GAAP, the financial outlook statements and historical financial results in the Company’s earnings release contain non-GAAP financial measures that exclude the effects of non-cash, equity-based stock compensation expense recognized as a result of the Company’s adoption of FAS 123R and restructuring charges (reversals). Beginning with the first quarter of 2006, the Company included non-GAAP financial measures of its financial results that exclude the income statement effects of non-cash, equity-based stock compensation expense and restructuring charges (reversals). The press release attached hereto as Exhibit 99.1 contains the reconciliation of the non-GAAP financial measures included in the earnings release to the corresponding GAAP-based measures represented in our consolidated statements of operations. The Company believes that the presentation of results excluding non-cash, equity-based stock compensation expense and restructuring charges (reversals) will provide meaningful supplemental information to investors that are indicative of the Company’s core operating results. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and reconciliations between GAAP and non-GAAP financial measures should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures by other companies.
     This press release contains forward-looking statements, including statements about estimates of revenues from new business, the Company’s business strategy, and the Company’s guidance for the second quarter, particularly with respect to anticipated revenues and diluted earnings per share. Actual results could differ materially from the outlook, guidance and expectations in these forward-looking statements as a result of a number of risk factors, including, (a) the amount of stock compensation expense, (b) the anticipated amount and timing of revenues from new business, and (c) the factors listed from time to time in RadiSys’ SEC reports, including those listed under “Risk Factors” in RadiSys’ Annual Report on Form 10-K for the year ended December 31, 2005, and in the RadiSys Quarterly Reports on Form 10-Q filed with the SEC each fiscal quarter, and other filings with the SEC, copies of which may be obtained by contacting the Company at 503-615-1100 or from the Company’s investor relations web site at http://www.radisys.com. Although forward-looking statements help provide complete information about RadiSys, investors should keep in mind that forward-looking statements are inherently less reliable than historical information. All information in this press release is as of April 27, 2006. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are furnished with this report on Form 8-K:

Exhibit
Number	Description
99.1	Press Release, dated April 27, 2006

99.2	Text of conference call held April 27, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION

Date: May 2, 2006	By:	/s/ Brian Bronson

	Name:	Brian Bronson
	Title:	VP of Finance and Business Development

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated April 27, 2006

99.2	Text of conference call held April 27, 2006